Share-based compensation - Weighted average assumptions (Details) - SARs and TSARs	12 Months Ended
	Dec. 31, 2020 USD ($) year	Dec. 31, 2019 USD ($) year
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	0.10%	1.60%
Expected dividend yield	0.30%	3.70%
Expected life of SARs and TSARs (years) | year	1.6	1.2
Expected volatility	60.00%	38.00%
Expected forfeitures	0.00%	0.10%
Weighted average fair value (USD per share) | $	$ 13.36	$ 3.03